Exhibit 99.2

GREYWOLF PRODUCTION SYSTEMS INC.

Consolidated Balance Sheet

March 31, 2012

(Denominated in Canadian Dollars)

	March 31, 2012	September 30, 2011
	(Unaudited)
ASSETS
CURRENT
Accounts receivable	$12,853,603	$12,142,856
Interest receivable	11,509
Prepaid expenses	4,069	61,859
Security deposits	134,132	28,154
	13,003,313	12,232,869

EQUIPMENT (Note 4)	13,219,553	14,267,915

LOANS RECEIVABLE (Note 5)	698,250	733,740

DUE FROM RELATED PARTIES (Note 6)	684,241	489,089
	$27,605,357	$27,723,613

LIABILITIES
CURRENT
Bank indebtedness (Note 7)	$1,856,348	$4,251,540
Accounts payable and accrued liabilities (Note 8)	4,542,995	5,413,877
Income taxes payable	1,451,364	978,704
Goods and services tax payable	160,487	153,772
Bonuses payable	–	3,650,000
Current portion of long term debt (Note 9)	1,548,946	2,620,714
Due to shareholders (Note 10)	5,068,261	3,077,029
	14,628,401	20,145,636

LONG TERM DEBT (Note 9)	349,098	470,718

FUTURE INCOME TAXES	807,027	729,349
	15,784,526	21,345,703

CONTINGENT LIABILITIES (Note 11)

LEASE COMMITMENTS (Note 12)

SHAREHOLDERS' EQUITY
Share capital (Note 13)	1,262,899	1,262,899
Cumulative translation adjustment	102,364	107,483
Non‑controlling interest	1,434,278	544,869
Retained earnings	9,021,290	4,462,659
	11,820,831	6,377,910

	$27,605,357	$27,723,613

See notes to consolidated financial statements

GREYWOLF PRODUCTION SYSTEMS INC.

Consolidated Statement of Income

(Denominated in Canadian Dollars)

 (Unaudited)

	Six Month Period Ended
	March 31,
	2012	2011

REVENUE	$31,831,475	$28,516,489

COST OF SALES
Direct wages	10,637,715	9,074,301
Equipment rental	277,635	257,740
Fuel	329,913	296,527
Trades and sub‑contracts	3,356,948	4,142,169
Travel	2,769,987	2,129,161
Vehicle	1,925,883	1,649,997
	19,298,081	17,549,895

GROSS PROFIT	12,533,394	10,966,594

EXPENSES (Schedule 1)	4,597,745	4,759,512

INCOME (LOSS) FROM OPERATIONS	7,935,649	6,207,082

OTHER INCOME
Loss on disposal of assets	(5,204)	25,105
Interest income	–	–
Foreign exchange gain (loss)	(221,677)	(254,980)
	(226,881)	(229,875)

INCOME (LOSS) BEFORE INCOME TAXES
AND NON‑CONTROLLING INTEREST	7,708,768	5,977,207

INCOME TAXES
Current	2,176,559	1,575,411
Future	84,169	9,397
	2,260,728	1,584,808

INCOME (LOSS) BEFORE NON‑CONTROLLING
INTEREST	5,448,040	4,392,399
NON‑CONTROLLING INTEREST
Non‑controlling interest	889,409	206,271
NET INCOME (LOSS)	$4,558,631	$4,186,128

See notes to consolidated financial statements

GREYWOLF PRODUCTION SYSTEMS INC.

Consolidated Statement of Retained Earnings and Non-controlling Interest

(Denominated in Canadian Dollars)

 (Unaudited)

	Six Month Period Ended
	March 31, 2012	March 31, 2011

RETAINED EARNINGS ‑ BEGINNING OF PERIOD	$4,462,659	$749,616
RELATED PARTY CAPITAL TRANSACTIONS (Note 14)	–	814,499
NET INCOME (LOSS) FOR THE PERIOD	4,558,631	4,186,128
RETAINED EARNINGS ‑ END OF PERIOD	$9,021,290	$5,750,243

NON-CONTROLLING INTEREST - BEGINNING OF PERIOD	$544,869	$–

SHARE CAPITAL	–	2,000

NET INCOME ATTRIBUTABLE TO
NON-CONTROLLING INTEREST	889,409	206,271
NON-CONTROLLING INTEREST - END OF PERIOD	1,434,278	208,271
TOTAL	$10,455,568	$5,958,514

See notes to consolidated financial statements

GREYWOLF PRODUCTION SYSTEMS INC.

Consolidated Statement of Cash Flows

(Denominated in Canadian Dollars)

 (Unaudited)

	Six Month Period Ended March 31,
	2012	2011

OPERATING ACTIVITIES
Cash receipts from customers	$31,039,650	$22,733,353
Cash paid to suppliers and employees	(23,266,915)	(19,994,073)
Income taxes	(1,695,828)	(155,236)
Interest paid	(214,705)	(254,695)
Goods and services tax	6,714	124,291
Cash flow from operating activities	5,868,916	2,453,640

INVESTING ACTIVITIES
Purchase of equipment	(553,516)	(2,876,880)
Proceeds on disposal of equipment	35,500	173,755
Cash flow used by investing activities	(518,016)	(2,703,125)

FINANCING ACTIVITIES
Advances to related parties	(98,611)	548,570
Advances from shareholders	(235,268)	(218,538)
Repayment of long term debt	(1,228,962)	(1,313,854)
Operating line advances (payments)	(3,788,059)	1,233,307
Cash flow used by financing activities	(5,350,900)	249,485

INCREASE IN CASH FLOW
Cash ‑ beginning of year	–	–
CASH ‑ END OF YEAR	$–	$–

See notes to consolidated financial statements

GREYWOLF PRODUCTION SYSTEMS INC.

Notes to Consolidated Financial Statements

Six Month Period Ended March 31, 2012

(Denominated in Canadian Dollars)

(Unaudited)

1.         SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description of business

Greywolf Production Systems Inc. (the "Company") is incorporated under the Business Corporations Act of Alberta.  Greywolf Production Systems Ltd. is incorporated under the Colorado Business Corporations Act.  The companies provide well production services to the Canadian and American oil and gas industry.

Equipment

Equipment is stated at cost less accumulated amortization.  Property and equipment are amortized over their estimated useful lives at the following rates and methods:

Computer equipment	55%	declining balance method
Computer software	100%	declining balance method
Furniture and fixtures	20%	declining balance method
Office trailers	20%	declining balance method
Other equipment	15‑20%	declining balance method
Production equipment	20%	declining balance method
Vehicles	30%	declining balance method

Amortization is recorded at half the stipulated rate in the year of acquisition.

Future income taxes

The liability method of tax allocation is used in accounting for income taxes.  Under this method, future tax assets and liabilities are determined based on differences between the financial reporting and tax basis of assets and liabilities, and measured using the substantially enacted tax rates and laws that will be in effect when the differences are expected to reverse.

Revenue recognition

Test revenue is recognized as service contracts are completed and all the following criteria are met:  persuasive evidence of an arrangement exists, performance of the service has occurred, price to the customer is fixed or determinable, and collectability is reasonably assured.

Basis of accounting

The financial statements have been prepared using Canadian accounting standards for private enterprises.

Basis of consolidation

These financial statements include the accounts of Greywolf Production Systems Inc. and its variable interest entity "VIE" Greywolf Productions Systems Ltd. and its subsidiary 1554531 Alberta Ltd. Greywolf Productions Systems Ltd. is considered a VIE as Greywolf Production Systems Inc. holds a variable interest in Greywolf Production Ltd. through a large intercompany debt owed to Greywolf Productions Inc. and Greywolf Productions Systems Ltd. does not have sufficient equity to support its operations without additional financial support.  All intercompany balances, transactions, income and expenses, profits or losses have been eliminated on consolidation.  Profit for the period that is attributable to non‑controlling interests is calculated based on the ownership of the non‑controlling interest.

Foreign currency translation

Accounts in foreign currencies have been translated into Canadian dollars using the current method. Under this method, monetary assets and liabilities and non‑monetary assets and liabilities have been translated at the year end exchange rate. Revenues and expenses have been translated at the average rates of exchange during the year.

Measurement uncertainty

The preparation of consolidated financial statements in conformity with Canadian accounting standard for private enterprises requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Such estimates are periodically reviewed and any adjustments necessary are reported in earnings in the period in which they become known. Actual results could differ from these estimates.

2.         FIRST TIME ADOPTION OF ACCOUNTING STANDARDS FOR PRIVATE ENTERPRISES

Effective October 1, 2011, the Company adopted the requirements of the new accounting framework, Canadian Accounting Standards for Private Enterprises (ASPE) or Part II of the requirements of the Canadian Institute of Chartered Accountants (CICA) Handbook ‑ Accounting.  These are the Company's first financial statements prepared in accordance with this framework and the transitional provisions of Section 1500, First‑time Adoption have been applied.  Section 1500 requires retrospective application of the accounting standards with certain elective exemptions and retrospective exceptions.  The accounting policies set out in Note 1 ‑ Summary of Significant Accounting Policies have been applied in preparing the financial statements for the period ended March 31, 2012, the comparative information presented in these financial statements for the year ended September 30, 2011, six month period ended March 31, 2011 and in the preparation of an opening ASPE balance sheet at the date of transition of October 1, 2010.

The Company issued financial statements for the year ended September 30, 2011 using generally accepted accounting principles prescribed by the CICA Handbook ‑ Accounting Part V ‑ Pre‑changeover Accounting Standards.  The adoption of ASPE resulted in no adjustments to the previously reported assets, liabilities, equity, net income and cash flows of the company.

The following exemptions were used at the date of transition to Canadian accounting standards for private enterprises:

Related party transactions

The Company elected to not restate assets or liabilities related to transactions with related parties when the related party transactions occurred prior to the date of transition to accounting standards for private enterprises.

Business combinations

The Company elected not to apply Section 1582, Business Combinations retrospectively to past business combinations prior to the date of transition.

3.         FINANCIAL INSTRUMENTS RISK

Credit Risk

Credit risk is the risk that one party to a financial instrument will cause a financial loss for the other party by failing to discharge an obligation. The Company is exposed to credit risk resulting from the possibility that a customer or counterparty to a financial instrument defaults on their financial obligations; if there is a concentration of transactions carried out with the same counterparty; or of financial obligations which have similar economic characteristics such that they could be similarly affected by changes in economic conditions. The Company’s financial instruments that are exposed to concentrations of credit risk relate primarily to the accounts receivable from companies that operate in the oil and gas industry.  Nine customers account for 64% (2011 ‑ six customers accounted for 63%) of accounts receivable.

Fair Value

The Company as part of its operations carries a number of financial instruments. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risk arising from these financial instruments.  Except for the fair value of the amounts due to or from related parties, the fair values of these financial instruments approximate their carrying values unless otherwise noted. It is not practical to determine the fair value of amounts due to related parties as there is no comparable market value.

Currency Risk

Currency risk is the risk to the Company's earnings that arise from fluctuations of foreign exchange rates and the degree of volatility of these rates.  The Company is exposed to foreign currency exchange risk on cash and loan receivable, held in US dollars and the net result of the subsidiary whose functional currency is in US dollars.  The Company does not use derivative instruments to reduce its exposure to foreign currency risk.

Interest Rate

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Company is exposed to this risk through its loans receivable, bank indebtedness, and long term debt. The Company holds bank indebtedness and long term debt with variable interest rates and long‑term debt at fixed interest rates which involves risks of default on interest and principal and price changes due to, without limitation, such factors as interest rates and general economic conditions.

4.         EQUIPMENT

	March 31, 2012		September 30, 2011
	Cost	Accumulated	Cost	Accumulated
		amortization		amortization
Computer equipment	$54,732	$46,790	$54,824	$43,840
Computer software	551,256	520,980	551,256	490,705
Furniture and fixtures	29,387	13,942	29,387	12,226
Office trailers	1,332,415	798,157	1,273,996	745,965
Other equipment	4,633,002	1,731,661	4,663,092	1,654,943
Production equipment	19,377,000	10,531,689	19,188,552	9,559,201
Vehicles	1,575,465	690,485	1,580,825	567,137
	$27,553,257	$14,333,704	$27,341,932	$13,074,017
Net Book Value	$13,219,553		$14,267,915

During the 2012 period, equipment was acquired at an aggregate cost of $587,468 (year ending September 2011 ‑ $4,222,258) of which $35,570 (2011 ‑ $359,635) was acquired by means of finance contracts and loans and the remaining balance was paid in cash.

5.         LOANS RECEIVABLE

	March 31, 2012	September 30, 2011
Loans receivable bear interest at Wall Street Journal prime and have no set terms of repayment. Wall Street Journal prime rate as at March 31, 2012 was 3.25% (September 30, 2011 ‑ 3.25%). The amount originates from the sale of shares in Greywolf Production Systems Ltd. (US) to a subset of the Company's shareholders and some additional new shareholders. The amount is to be repaid in US dollars	$698,250	$733,740

6.         DUE FROM RELATED PARTIES

	March 31, 2012	September 30, 2011
Valhalla Industries Ltd.
(Two shareholders of the Company have a controlling interest
in Valhalla Industries Ltd.)	$240,604	$1,070
Greywolf Coil Tubing Systems Inc.
(Three shareholders of the Company have a controlling interest
in Greywolf Coil Tubing Systems Inc.)	407,992	452,862
Greywolf Research Inc.
(Three shareholders of the Company have a controlling interest
in Greywolf Research Inc.)	35,645	35,157
	$684,241	$489,089

Amounts due from related parties are non‑interest bearing and has no set terms of repayment.

7.         BANK INDEBTEDNESS

The Company has an approved line of credit for $5,000,000 which bears interest at prime plus 1.65%. Prime rate as at March 31, 2012 was 3.00% (September 30, 2011 ‑ 3.00%).

The credit facility agreement contains a certain covenant regarding a minimum tangible net worth that must be respected at all times. Capital expenditures for the year must also not exceed $1,000,000 per annum without the bank's prior approval.

The above bank indebtedness is secured by a general security agreement over all assets of the company and postponements and guarantees by the shareholders.

8.         ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

Included in accounts payable and accrued liabilities are government remittances payable of $1,053,799 (2011 ‑ $81,929).

9.         LONG TERM DEBT

	March 31, 2012	September 30, 2011
Demand loan bearing interest at prime plus 2.25% per annum, repayable in monthly blended payments of $26,873. The contract matures on March 31, 2012.	$26,860	$158,787

Demand loan bearing interest at prime plus 2.25% per annum, repayable in monthly blended payments of $47,427. The contract matures on July 31, 2012.	8,646	242,475

Demand loan bearing interest at 5% per annum, repayable in monthly blended payments of $100,344. The contract matures on December 31, 2013.	985,159	1,456,354

Finance contract loan bearing interest at 0% per annum, repayable in monthly blended payments of $990. The contract matures on May 21, 2012.	1,981	7,922

Finance contract loan bearing interest at 5.99% per annum, repayable in monthly blended payments of $1,084. The contract matures on February 23, 2015.	34,723	40,099

Finance contract loan bearing interest at 5.99% per annum, repayable in monthly blended payments of $922. The contract matures on February 23, 2015.	29,537	34,109

Finance contract loan bearing interest at 5.99% per annum, repayable in monthly blended payments of $943. The contract matures on February 23, 2015.	30,206	34,883

Finance contract loan bearing interest at 5.99% per annum, repayable in monthly blended payments of $1,300. The loan matures on February 23, 2015.	28,164	35,004

Finance contract loan bearing interest at 5.99% per annum, repayable in monthly blended payments of $930. The contract matures on May 20, 2015.	32,130	36,674

Finance contract loan bearing interest at 5.99% per annum, repayable in monthly blended payments of $682. The contract matures on June 30, 2015.	23,972	27,242

Finance contract loan bearing interest at 5.99% per annum, repayable in monthly blended payments of $790. The contract matures on October 30, 2015.	30,513	34,278

Finance contract loan bearing interest at 5.99% per annum, repayable in monthly blended payments of $744. The loan matures on November 10, 2015.	29,333	32,862

Finance contract loan bearing interest at 6.59% per annum, repayable in monthly blended payments of $913. The loan matures on December 6, 2014.	27,481	31,969

Loan bearing interest at 0% per annum, repayable in monthly blended payments of $13,333. The loan matures on December 1, 2013 and is secured by assets of the Company.	120,000	200,000

Loan bearing interest at 0% per annum, repayable in monthly blended payments of $30,000. The loan matures on September 1, 2012 and is secured by assets of the Company.	180,000	360,000

Finance contract loan bearing interest at 8.3% per annum, repayable in monthly blended payments of $933. The loan matures on May 26, 2013.	12,409	17,371

Finance contract loan bearing interest at 8.3% per annum, repayable in monthly blended payments of $933. The loan matures on May 26, 2013.	12,409	17,371

Finance contract payable bearing interest at 6.59% per annum, repayable in monthly blended payments of $1,351. The loan matures on October 21, 2014.	38,417	45,134

Finance contract payable bearing interest at 6.49% per annum, repayable in monthly blended payments of $810. The loan matures on July 8, 2015.	29,070	32,917

Finance contract loan bearing interest at 6.91% per annum, repayable in monthly blended payments of $970. The loan matures on May 25, 2014.	23,856	28,269

Finance contract loan bearing interest at 7% per annum, repayable in monthly blended payments of $634. The loan matures on May 25, 2014.	15,252	18,456

Finance contract loan bearing interest at 9.05% per annum, repayable in monthly blended payments of $2,779. The loan matures on April 8, 2013.	34,290	49,021

Finance contract loan bearing interest at 6.74% per annum, repayable in monthly blended payments of $1,315. The loan matures on September 9, 2012.	7,741	15,241

Finance contract loan bearing interest at 7.57% per annum, repayable in monthly blended payments of $1,124. The loan matures on May 29, 2014.	26,937	32,568

Finance contract loan bearing interest at 6.5% per annum, repayable in monthly blended payments of $679. The loan matures on June 30, 2015.	23,868	27,123

Finance contract loan bearing interest at 6.5% per annum, repayable in monthly blended payments of $679. The loan matures on June 30, 2015.	23,868	27,123

Finance contract loan bearing interest at 5.58% per annum, repayable in monthly blended payments of $734. The loan matures on October 26, 2015.	28,350	31,849

Finance contract loan bearing interest at 5.79% per annum, repayable in monthly blended payments of $832. The loan matures on December 25, 2015.	32,872

Finance contract loan repaid during the year.		16,331
	1,898,044	3,091,432
Amounts payable within one year	(1,548,946)	(2,620,714)
	$349,098	$470,718

Principal repayment terms are approximately:

2013	$1,548,946
2014	181,990
2015	132,462
2016	34,646
$1,898,044

The credit facility agreement for certain loans contain a certain covenant regarding a minimum tangible net worth that must be respected at all times. Capital expenditures for the year must also not exceed $1,000,000 per annum without the bank's prior approval.

The above loans are secured by production equipment with a net book value of $8,849,866, vehicles with a net book value of $883,431 a general security agreement over all assets and postponements and guarantees by the shareholders.

10.        DUE TO SHAREHOLDERS

	March 31, 2012	September 30, 2011
Non‑interest bearing loans	$3,821,825	$1,818,593
Interest bearing loans	1,246,436	1,258,436
	$5,068,261	$3,077,029

The initial amounts due to shareholders are non‑interest bearing and have no set repayment terms.  There are two loans advanced for a total of $1,246,436 which bear interest compounded annually at prime plus 2%.

11.        CONTINGENT LIABILITIES

Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. In assessing loss contingencies related to legal proceedings that are pending against us or unasserted claims that may result in such proceedings, the Company and its legal counsel evaluate the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

If the assessment of a contingency suggests that a loss is probable, and the amount can be reliably estimated, then a loss is recorded. When a contingent loss is not probable but is reasonably possible, or is probable but the amount of loss cannot be reliably estimated, then details of the contingent loss are disclosed. Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case we disclose the nature of the guarantee. Legal fees incurred in connection with pending legal proceedings are expensed as incurred.

The Company is the co‑defendant named in litigation regarding an accident involving a motor vehicle owned by the Company. At this time we are unable to estimate the amount of any possible claims. Management feels that insurance will cover any possible claims and any possible amounts in excess of insurance coverage will be recorded as incurred.

The Company is the co‑defendant named in litigation regarding an incident at a well site.  At this time we are unable to estimate the amount of any possible claims.  Management feels that insurance will cover any possible claims and any possible amounts in excess of insurance coverage will be recorded as incurred.

The Company has guaranteed the indebtedness of Valhalla Industries Ltd, a company in which two shareholders of the Company have a controlling interest.  The loans are secured by mortgages and second charges on several pieces of property.  The balance of the loans at March 31, 2012 is $3,087,400.

12.        LEASE COMMITMENTS

The Company has long term leases with respect to its vehicles and its US and Calgary premises.  The leases for the US premises contain renewal options.  Under the leases the Company is required to pay a base rent of $14,233 per month plus provide for payment of utilities and maintenance costs.  Future minimum lease payments as at March 31, 2012, are as follows:

2013	$176,376
2014	139,661
2015	53,894
2016	54,176
2017	54,176
Thereafter	4,514
$482,797

13.        SHARE CAPITAL

Authorized::
Unlimited	Class "A", "B" and "C" voting common
	shares
Unlimited	Class "D" non‑voting common shares
Unlimited	Class "E" preferred shares, entitled to 6%
	cumulative dividend, with the right to vote and convert into Class "A" common shares should the dividends become in arrears
Unlimited	Class "F" preferred shares, entitled to 6%
	cumulative dividend, with the right to vote and convert into Class "A" common shares should the dividends become in arrears
Unlimited	Class "G" non‑voting preferred shares,
	entitled to dividends when declared before Classes A to D, but not before Classes E and F
		March 31, 2012	September 30, 2011
Issued:
899	Class "A" common shares	$899	$899
164	Class "D" common shares	1,262,000	1,262,000
		$1,262,899	$1,262,899

	March 31, 2012		September 30, 2011
	Shares	Amount	Shares	Amount
Class D
Shares outstanding at the beginning of the year	164	$1,262,000	164	$1,264,000
Shares repurchased during the year	–	–	(4)	(42,000)
Shares issued during the year	–	–	4	40,000
Shares outstanding at the end of the year	164	$1,262,000	164	$1,262,000

14.        RELATED PARTY TRANSACTIONS

The following is a summary of the Company's related party transactions:

	March 31, 2012	September 30, 2011
Valhalla Industries Ltd.
(Two shareholders of the Company have a controlling interest in Valhalla Industries Ltd.)
Rent paid	$182,000	$505,164
Equipment rent received	24,000	–

Paul Lee
(Shareholder)
Interest paid	18,835	38,572

Fitzpatrick Lee Family Trust
(Shareholder)
Interest paid	12,466	25,000

Greywolf Coil Tubing Systems Inc.
(Three shareholders of the Company have a controlling interest in Greywolf Coil Tubing Systems Inc.)
Rent Paid	65,470	–
Proceeds for equipment sold	–	62,453

These transactions are in the normal course of operations and are measured at the exchange amount, which is the amount of consideration established and agreed to by the related parties.  Management has concluded that it is not practical to determine the fair value of related party loans as there is no comparable market data.

Included in accounts receivable at period end is $0 (2011 ‑ $18,400) for goods and services provided to Valhalla Industries Ltd. Included in accounts payable at period end is $25,200 (2011 ‑ $7,350) for goods and services received from Valhalla Industries Ltd.

In February 2010 Greywolf Production Systems Inc. purchased the shares of Greywolf Production System Ltd. for cash consideration of $732,650. During the September 30, 2011 year end Greywolf Production Systems Inc. transferred ownership of Greywolf Production Systems Ltd. to related individuals for proceeds of $732,650 in exchange for a loan receivable (Note 4).  The difference between these proceeds and the carrying amount of the net assets associated with the company resulted in an $814,499 credit to retained earnings.

15.        SUBSEQUENT EVENTS

Subsequent to the year end the shareholders of the Company were in negotiations to sell substantially all of the operating equipment of the company to an unrelated arms‑length party. As part of the transaction all the operating equipment is being sold and all of the bank indebtedness and the long term debt is being paid out.

16.        DIFFERENCES BETWEEN CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CANADIAN GAAP AND US GAAP)

1)   Significant accounting policies

a)   Recent US accounting pronouncements

i)    Fair Value Measurements

      In May 2011, the FASB provided amendments to achieve common fair value measurement and disclosure requirements in U.S. GAAP and International Financial Reporting Standards (IFRS). The amendments provide clarification and / or additional requirements relating to the following:

a)   application of the highest and best use and valuation premise concepts,

b)   measurement of the fair value of instruments classified in an entity’s shareholders’ equity,

c)   measurement of the fair value of financial instruments that are managed within a portfolio,

d)   application of premiums and discounts in a fair value measurement, and

e)   disclosures about fair value measurements.

These amendments will be effective prospectively for interim and annual periods beginning after December 15, 2011. We do not expect the adoption of the amendments to have a material impact on the Company’s financial position, results of operations or cash flows.

ii)    Comprehensive Income

In June and December 2011, the FASB provided amendments requiring an entity to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements, eliminating the option to present the components of other comprehensive income as part of the statement of changes in stockholders’ equity. We do not expect the adoption of the amendments to have a material impact on the Company’s financial statements.

2)   Differences in Accounting Principles

There are no differences in accounting principles that affect the balance sheet, income statement and statement of cash flows.

17.        COMPARATIVE FIGURES

Some of the comparative figures have been reclassified to conform to the current period's presentation.

GREYWOLF PRODUCTION SYSTEMS INC.

Consolidated Expenses (Schedule 1)

Six Month Period Ended March 31, 2012

(Unaudited)

	March 31, 2012	March 31, 2011
Advertising and promotion	$188,112	$158,119
Amortization	1,524,422	1,590,940
Business taxes, licenses and memberships	10,445	11,133
Employee benefits	124,911	129,937
Equipment rentals	51,860	61,244
Insurance	93,032	100,686
Interest and bank charges	142,992	161,284
Interest on short term debt	85,753	118,835
Meals and entertainment	86,235	196,919
Office	168,949	248,246
Professional fees	204,029	82,169
Rental	283,968	280,795
Repairs and maintenance	947,335	982,335
Supplies	227,603	164,307
Telephone and utilities	144,674	196,052
Training	11,882	25,900
Vehicle	301,543	250,611
	$4,597,745	$4,759,512